                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1999-A

                                   TERM SHEET

                              Subject to Revision

PARTIES

The Trust

AmeriCredit Automobile Receivables Trust 1999-A is a Delaware business trust. The trust will issue the notes and be liable for their payment. The issuing trust's principal asset will be a pool of auto loans.

Seller

AFS Funding Corp. is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit Financial Services, Inc. AFS Funding Corp. will sell the auto loans to the issuing trust.

Servicer

AmeriCredit Financial Services, Inc. is a Delaware corporation. AmeriCredit Financial Services, Inc. will service the auto loans held by the issuing trust.

The Insurer

Financial Security Assurance Inc. is a New York financial guaranty insurance company. Financial Security Assurance Inc. will issue a policy, which will guarantee the payment of timely interest and principal due on the notes but only as set forth in the section of the prospectus supplement titled "The Policy."

The Trustee

Bank One, N.A. is a national banking association. Bank One, N.A. will be the trust collateral agent, the indenture trustee and the backup servicer.


DATES

Statistical Calculation Date

 . February 1, 1999. This is the date used for preparing the statistical information used in this term sheet.

Initial Cutoff Date

 . February 9, 1999. The issuing trust will receive payments due on, or received with respect to, the auto loans on or after this date.

Closing Date

 .  February 19, 1999.

DESCRIPTION OF THE SECURITIES

General

The issuing trust will issue four classes of its asset backed notes. The notes are designated as the "Class A-1 Notes", the "Class A-2 Notes", the "Class A-3 Notes" and the "Class A-4 Notes".

Each class of notes will have the initial principal amount and interest rate set forth in the following table. The dates on which the final payment of principal and interest on each class of notes is scheduled to be made are also set forth in the following table.

                                                         Final
                   Initial Note                        Scheduled
                    Principal      Interest           Distribution
Class                Balance         Rate                 Date
                 --------------   -----------        ------------
A-1               $140,000,000     ______%            March 2000
A-2               $235,000,000     ______%            April 2002
A-3               $130,000,000     ______%            Feb. 2003
A-4               $195,000,000     ______%            Dec. 2005

The notes will initially be issued in book-entry form only. The notes will be issued in minimum denominations of $1,000 and multiples of $1,000 in excess thereof.

You may hold your notes through The Depository Trust Company in the United States or Cedel Bank, societe anonyme or in the Euroclear System in Europe.
The notes will be secured solely by the pool of auto loans and the other assets of the issuing trust which are described under the section entitled "The Trust Assets."

Distribution Dates

 . When AmeriCredit Financial Services, Inc. is the servicer:

  The distribution date will be the 5th day of each month, or, if such day is not a business day, on the next succeeding business day, but never before the third business day of the month. The first distribution date will be March 5, 1999.

 . If AmeriCredit Financial Services, Inc. is not the servicer:
  The distribution date will become the twelfth day of each month, or if such twelfth day is not a business day, the next following business day.

 . Insured distributions:

  Financial Security Assurance Inc. will make payment of any unpaid interest and principal due on the notes on the twelfth day of each month, or if such twelfth day is not a business day, the next following business day.

 . The record date for all distribution dates is the close of business on the business day immediately preceding such distribution date.

Interest

Interest on the notes of each class will accrue at the applicable interest rate from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1 Notes and the Class A-2 Notes will be calculated on an "actual/360" basis. Interest on the Class A-3 and Class A-4 Notes will be calculated on a "30/360" basis.

Principal

 . Calculation:

  Principal of the notes will be payable on each distribution date in an amount equal to (1) 100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, plus (2) the amount of excess interest collected on the auto loans during the prior calendar month after paying interest on the notes and other expenses, which is to be used to pay principal on the notes, if any, for the calendar month preceding such distribution date as described herein.

Sequential Pay Feature:

 . The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

  -  first, the Class A-1 Notes will be paid off;

  - once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize, until they are paid off;

  - once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off; and

  - once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize, until they are paid off.

  In addition, the outstanding principal amount of the notes of any class, to the extent not previously paid, will be payable on the respective final scheduled distribution date for such class (and, if not paid in full on such date, will be paid on the twelfth day of the month of such final scheduled distribution date).

The Trust Assets

General

The issuing trust's assets will include:

 . certain motor vehicle retail installment sale contracts, secured by new and used automobiles, light duty trucks and vans;

 .  certain monies received thereunder on or after February 9, 1999;

 . an assignment of the security interests in the vehicles securing the auto loan pool;

 .  the related files;

 . all rights to proceeds from claims on certain physical damage, credit life and disability insurance policies covering the vehicles or the obligors;

 .  all rights to liquidation proceeds with respect to the auto loan pool;

 . an assignment of the rights of AFS Funding Corp. against dealers under agreements between AmeriCredit Financial Services, Inc. and such dealers;

 .  certain bank accounts;

 .  all proceeds of the foregoing; and

 .  certain rights under the principal transaction documents for this offering.

The AUTO LOAN POOL

General

The auto loans consist of motor vehicle retail installment sale contracts originated by dealers and then acquired by AmeriCredit Financial Services, Inc. pursuant to its contract acquisition program. The motor vehicle retail installment sale contracts consist primarily of contracts with individuals with less than perfect credit due to various factors, including, among other things, the manner in which such individuals have handled previous credit, the limited extent of their prior credit history and/or their limited financial resources.

Statistical Information

The statistical information in this term sheet is based on the auto loans in the pool as of February 1, 1999. The statistical distribution of the characteristics of the auto loan pool as of February 9, 1999 may vary somewhat from the statistical distribution of such characteristics as of February 1, 1999 as presented herein, although such variance will not be material.

 .  As of February 1, 1999 the auto loans in the pool have:

   -  an aggregate principal balance of $456,689,417.12;

   -  a weighted average annual percentage rate of approximately 18.5%;

   -  a weighted average original maturity of approximately 58 months;

   -  a weighted average remaining maturity of approximately 57 months; and

   -  a remaining term of not more than 72 months and not less than 4 months
       (each).

 . As of February 9, 1999 the auto loans in the pool are expected to have an aggregate principal balance of approximately $500,000,000.

Pre-Funding Feature

Approximately $200,000,000 of the proceeds of the notes will be held by Bank One, N.A. in an account which is formed solely to hold this money, and used to purchase additional auto loans. The issuing trust will purchase from AFS Funding Corp. additional auto loans from time to time on or before April 30, 1999, from funds on deposit in this account.

The auto loans acquired by the issuing trust during the period between the day of the closing and April 30, 1999 will also have been originated by AmeriCredit Financial Services, Inc. The characteristics of the subsequently-acquired auto loans will not differ to any great extent from the auto loans acquired by the issuing trust on the day of the closing.

THE INSURANCE POLICY

On the day of the closing, Financial Security Assurance Inc. will issue a financial guaranty insurance policy for the benefit of the noteholders.
Pursuant to this policy, Financial Security Assurance Inc. will unconditionally and irrevocably guarantee the payments of interest and principal with respect to the notes required to be made during the term of such policy.

In the event that, on any distribution date, the noteholders did not receive the full amount of the payment then due to them, such shortfall (together with, in the case of an interest shortfall, interest thereon at the related interest rate) is due and payable and will be funded on the twelfth day of such month either from an account which holds money for this purpose or from the proceeds of a drawing under the policy.

OPTIONAL REDEMPTION

The Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which AmeriCredit Financial Services, Inc. exercises its "clean-up call" option. This can only occur after the pool balance declines to 10% or less of its original level. The redemption price is equal to the unpaid principal amount of the notes of each such class plus accrued and unpaid interest thereon.

MANDATORY REDEMPTION

If Pre-Funding Account is not depleted

Each class of notes will be redeemed in part in the event that any portion of the approximately $200,000,000 deposited in a segregated account with Bank One, N.A. remains on deposit in such account on April 30, 1999. The aggregate principal amount of each class of notes to be redeemed will be an amount equal to such class's pro rata share (based on the respective current principal amount of each class of notes) of the amount remaining in such account on April 30, 1999. However, if the amount to be redeemed is $100,000 or less, such amount will be applied to the "sequential pay" notes in accordance with their "sequential pay" feature, and not pro rata, to reduce the outstanding principal
                                  --- ----
balance of the class of notes then entitled to receive distributions of principal.

Upon Event of Default

The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security Assurance Inc. is not in default, the power to declare an event of default will be held by Financial Security Assurance Inc. In the case of such an event of default, the notes will automatically be accelerated and subject to immediate payment at par. The policy issued by Financial Security Assurance Inc. does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security Assurance Inc. elects, in its sole discretion, to pay such amounts in whole or in part.

RATING OF THE NOTES

The notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. in order to be issued:

  Class                    Rating
---------     ---------------------------------
                   S&P              Moody's
              -------------   -----------------
A-1                A-1+               P-1
A-2                AAA                Aaa
A-3                AAA                Aaa
A-4                AAA                Aaa

               COMPOSITION OF THE INITIAL RECEIVABLES AS OF THE
                         STATISTICAL CALCULATION DATE

                                              New                         Used                      Total
                                     ---------------------          --------------------       ----------------
Aggregate Principal Balance(1)              $91,587,169.31              $365,102,247.81         $456,689,417.12

Number of Receivables                                5,791                       28,922                  34,713

Percent of Aggregate Principal                       20.05%                       79.95%                 100.00%
 Balance

Average Principal Balance                   $    15,815.43              $     12,623.69         $     13,156.15
 Range of Principal Balances        ($412.67 to $29,934.99)      ($312.91 to $29,934.37)

Weighted Average APR(1)                              16.99%                       18.94%                  18.55%
 Range of APRs                             (9.00% to 26.00%)            (9.00% to 32.00%)

Weighted Average Remaining Term                  59 months                    56 months               57 months
 Range of Remaining Terms                 (10 to 72 months)             (4 to 72 months)

Weighted Average Original Term                   60 months                    57 months               58 months
 Range of Original Terms                  (24 to 72 months)            (12 to 72 months)

(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

           DISTRIBUTION OF THE INITIAL RECEIVABLES BY APR AS OF THE
                         STATISTICAL CALCULATION DATE

                                 Aggregate                % of Aggregate                                % of Total
                                 Principal                  Principal              Number of             Number of
     APR Range                   Balance(1)                 Balance(2)            Receivables          Receivables(2)
------------------           ------------------        -------------------     ----------------     -------------------
9.000 to 9.999%              $  2,842,777.48                  0.62%                   172                  0.50%
10.000 to 10.999                1,721,040.82                  0.38%                    99                  0.29%
11.000 to 11.999                4,106,487.80                  0.90%                   237                  0.68%
12.000 to 12.999               17,861,584.23                  3.91%                 1,043                  3.00%
13.000 to 13.999               13,593,401.38                  2.98%                   799                  2.30%
14.000 to 14.999               13,763,396.56                  3.01%                   844                  2.43%
15.000 to 15.999               28,126,390.14                  6.16%                 1,773                  5.11%
16.000 to 16.999               26,231,358.46                  5.74%                 1,698                  4.89%
17.000 to 17.999               46,372,807.77                 10.15%                 3,197                  9.21%
18.000 to 18.999               96,973,706.60                 21.23%                 7,276                 20.96%
19.000 to 19.999               44,616,928.08                  9.77%                 3,347                  9.64%
20.000 to 20.999               52,837,161.87                 11.57%                 4,217                 12.15%
21.000 to 21.999               64,123,591.22                 14.04%                 5,736                 16.52%
22.000 to 22.999               20,049,653.62                  4.39%                 1,862                  5.36%
23.000 to 23.999               19,725,445.65                  4.32%                 2,017                  5.81%
24.000 to 24.999                2,634,109.12                  0.58%                   262                  0.76%
25.000 to 25.999                  762,456.50                  0.17%                    88                  0.25%
26.000 to 26.999                  144,029.49                  0.03%                    16                  0.05%
27.000 to 27.999                  105,343.29                  0.02%                    14                  0.04%
28.000 to 28.999                   22,643.23                  0.01%                     3                  0.01%
29.000 to 29.999                   67,118.01                  0.01%                    11                  0.03%
30.000 to 32.999                    7,985.80                  0.00%                     2                  0.01%
                             ---------------                ------                 ------                ------
TOTAL                        $456,689,417.12                100.00%                34,713                100.00%
                             ===============                ======                 ======                ======

(1) Aggregate Principal Balances include some portion of accrued interest.
(2) Percentages may not add to 100% because of rounding.

        DISTRIBUTION OF THE INITIAL RECEIVABLES BY GEOGRAPHIC LOCATION
               OF OBLIGOR AS OF THE STATISTICAL CALCULATION DATE

                            Aggregate                  % of Aggregate                                   % of Total
                            Principal                    Principal               Number of               Number of
     State                  Balance(1)                   Balance(2)             Receivables             Receivables(2)
---------------         -----------------            ------------------     -------------------       -----------------
Alabama                 $  7,818,875.96                    1.71%                     590                    1.70%
Arizona                   16,939,344.17                    3.71%                   1,309                    3.77%
California                57,786,265.79                   12.65%                   4,124                   11.88%
Colorado                   5,597,834.76                    1.23%                     486                    1.40%
Connecticut                3,494,387.84                    0.77%                     280                    0.81%
Delaware                   2,119,023.53                    0.46%                     161                    0.46%
Florida                   34,205,107.69                    7.49%                   2,594                    7.47%
Georgia                   15,583,842.00                    3.41%                   1,101                    3.17%
Illinois                  19,022,014.59                    4.17%                   1,412                    4.07%
Indiana                    7,134,697.50                    1.56%                     549                    1.58%
Iowa                       2,836,229.45                    0.62%                     216                    0.62%
Kansas                     4,639,142.06                    1.02%                     359                    1.03%
Kentucky                   7,974,207.61                    1.75%                     627                    1.81%
Louisiana                  5,374,289.17                    1.18%                     379                    1.09%
Maryland                   8,458,909.70                    1.85%                     583                    1.68%
Massachusetts              6,612,370.58                    1.45%                     593                    1.71%
Michigan                  15,771,749.83                    3.45%                   1,188                    3.42%
Minnesota                  6,036,302.42                    1.32%                     497                    1.43%
Mississippi                3,210,794.44                    0.70%                     226                    0.65%
Missouri                   7,506,139.17                    1.64%                     578                    1.67%
Nevada                     7,735,240.91                    1.69%                     588                    1.69%
New Jersey                15,134,346.37                    3.31%                   1,192                    3.43%
New Mexico                 2,813,201.08                    0.62%                     203                    0.58%
New York                  22,559,940.59                    4.94%                   1,738                    5.01%
North Carolina            12,524,516.28                    2.74%                     915                    2.64%
Ohio                      24,567,840.43                    5.38%                   2,004                    5.77%
Oklahoma                   4,556,224.75                    1.00%                     369                    1.06%
Oregon                     3,166,913.19                    0.69%                     248                    0.71%
Pennsylvania              23,325,120.05                    5.11%                   1,839                    5.30%
South Carolina             5,046,904.61                    1.11%                     379                    1.09%
Tennessee                 10,132,960.04                    2.22%                     731                    2.11%
Texas                     43,155,531.14                    9.45%                   3,180                    9.16%
Utah                       2,818,825.41                    0.62%                     229                    0.66%
Virginia                  16,351,757.18                    3.58%                   1,221                    3.52%
Washington                 8,511,347.86                    1.86%                     699                    2.01%
West Virginia              2,764,806.09                    0.61%                     210                    0.61%
Wisconsin                  3,791,907.05                    0.83%                     302                    0.87%
Other(3)                   9,610,505.83                    2.10%                     814                    2.35%
                        ---------------                  ------                   ------                  ------
TOTAL                   $456,689,417.12                  100.00%                  34,713                  100.00%
                        ===============                  ======                   ======                  ======

(1) Aggregate Principal Balances include some portion of accrued interest.
(2) Percentages may not add to 100% because of rounding.
(3) States with Aggregate Principal Balances less than $2,000,000.

                      YIELD AND PREPAYMENT CONSIDERATIONS

     All the Receivables are prepayable at any time. If prepayments are received on the Receivables, the actual weighted average life of the Receivables may be shorter than the scheduled weighted average life (i.e., the weighted average life assuming that payments will be made as scheduled, and that no prepayments will be made). (For this purpose, the term "prepayments" also includes liquidations due to default, as well as receipt of proceeds from credit life, credit disability, and casualty insurance policies.) Weighted average life means the average amount of time during which each dollar of principal on a Receivable is outstanding.

     The rate of prepayments on the Receivables may be influenced by a variety of economic, social, and other factors, including the fact that an Obligor may not sell or transfer a Financed Vehicle without the consent of the Servicer. The Servicer believes that the actual rate of prepayments will result in a substantially shorter weighted average life than the scheduled weighted average life of the Receivables. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne by the noteholders.

     The rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the Principal Balance of the Receivables. As a result, final payment of any class of notes could occur significantly earlier than the date on which the final distribution is scheduled to be paid (the "Final Scheduled Distribution Date") for such class of notes. Reinvestment risk associated with early payment of the notes will be borne exclusively by the noteholders.

     Prepayments on automobile receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

     The tables captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" ("ABS Tables") have been prepared on the basis of the following assumptions: (i) the Trust includes three pools of Receivables with the characteristics set forth in the following table; (ii) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases; (iii) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days; (iv) the initial principal amount of each class of notes are as set forth on the cover page of the Prospectus Supplement; (v) interest accrues during each Interest Period at the following assumed coupon rates: Class A-1 Notes, 5.020%; Class A-2 Notes, 5.383%; Class A-3 Notes, 5.580%; and Class A-4 Notes, 5.690%; (vi) payments on the notes are made on the 5th day of each month whether or not a Business Day; (vii) the notes are purchased on February 19, 1999; (viii) the scheduled monthly payment for each Receivable has been calculated on the basis of the assumed characteristics in the following table such that each Receivable will amortize in amounts sufficient to repay the Principal Balance of such

Receivable by its indicated remaining term to maturity; (ix) the first due date for each Receivable is the last day of the month of the assumed cutoff date for such Receivable as set forth in the following table; (x) the entire Pre-Funded Amount is used to purchase Subsequent Receivables; (xi) the Servicer does exercise its option to purchase the Receivables; (xii) Accelerated Principal Amounts are paid on each Distribution Date until the later of the first Distribution Date on which the Pro Forma Note Balance reaches the Required Pro Forma Note Balance and the Class A-1 Notes are paid in full; and (xiii) the difference between the gross APR and the net APR is equal to the Base Servicing Fee, and the net APR is further reduced by the fees due to the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee and the Insurer.



                                                     Original        Remaining
            Aggregate                                 Term to         Term to
            Principal                   Assumed     Maturity (in    Maturity (in
  Pool       Balance      Gross APR   Cutoff Date      Months)        Months)
-------- --------------  ----------- ------------- --------------  -------------
   1      $500,000,000     18.55%       2/1/99          58              57
   2      $100,000,000     18.55%       3/1/99          58              58
   3      $100,000,000     18.55%       4/1/99          58              58
          ------------
 Total    $700,000,000
          ============

     The ABS Tables indicate, based on the assumptions set forth above, the percentages of the initial principal amount of each class of notes that would be outstanding after each of the Distribution Dates shown at various percentages of ABS and the corresponding weighted average lives of such notes. The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity, that all of the Receivables will prepay at the same level of ABS or that the coupon rates on the notes will remain constant. Moreover, the diverse terms of Receivables could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of notes.

           PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                PERCENTAGES(1)

                                          Class A-1 Notes                                       Class A-2 Notes
                            ---------------------------------------------        -------------------------------------------
Distribution Date             0.0%         1.0%         1.7%         2.5%         0.0%         1.0%         1.7%         2.5%
-----------------           ------       -------      ------        -----        -----        -----        -----        -----
Initial                       100          100          100          100          100          100          100          100
3/5/99                         92           89           86           83          100          100          100          100
4/5/99                         84           77           71           65          100          100          100          100
5/5/99                         74           62           53           43          100          100          100          100
6/5/99                         64           47           35           21          100          100          100          100
7/5/99                         54           33           18            0          100          100          100          100
8/5/99                         44           19            0            0          100          100          100           88
9/5/99                         34            4            0            0          100          100           90           76
10/5/99                        24            0            0            0          100           94           80           64
11/5/99                        14            0            0            0          100           86           70           52
12/5/99                         3            0            0            0          100           78           60           42
1/5/00                          0            0            0            0           96           71           54           33
2/5/00                          0            0            0            0           93           66           47           25
3/5/00                          0            0            0            0           89           60           40           16
4/5/00                          0            0            0            0           86           55           33            8
5/5/00                          0            0            0            0           82           50           27            0
6/5/00                          0            0            0            0           78           44           20            0
7/5/00                          0            0            0            0           75           39           14            0
8/5/00                          0            0            0            0           71           34            8            0
9/5/00                          0            0            0            0           67           29            1            0
10/5/00                         0            0            0            0           63           23            0            0
11/5/00                         0            0            0            0           59           18            0            0
12/5/00                         0            0            0            0           55           13            0            0
1/5/01                          0            0            0            0           51            8            0            0
2/5/01                          0            0            0            0           47            3            0            0
3/5/01                          0            0            0            0           43            0            0            0
4/5/01                          0            0            0            0           38            0            0            0
5/5/01                          0            0            0            0           34            0            0            0
6/5/01                          0            0            0            0           29            0            0            0
7/5/01                          0            0            0            0           25            0            0            0
8/5/01                          0            0            0            0           20            0            0            0
9/5/01                          0            0            0            0           16            0            0            0
10/5/01                         0            0            0            0           11            0            0            0
11/5/01                         0            0            0            0            6            0            0            0
12/5/01                         0            0            0            0            1            0            0            0
1/5/02                          0            0            0            0            0            0            0            0
2/5/02                          0            0            0            0            0            0            0            0
3/5/02                          0            0            0            0            0            0            0            0
4/5/02                          0            0            0            0            0            0            0            0
5/5/02                          0            0            0            0            0            0            0            0
6/5/02                          0            0            0            0            0            0            0            0
7/5/02                          0            0            0            0            0            0            0            0
8/5/02                          0            0            0            0            0            0            0            0
9/5/02                          0            0            0            0            0            0            0            0
10/5/02                         0            0            0            0            0            0            0            0
11/5/02                         0            0            0            0            0            0            0            0
12/5/02                         0            0            0            0            0            0            0            0
1/5/03                          0            0            0            0            0            0            0            0
2/5/03                          0            0            0            0            0            0            0            0
3/5/03                          0            0            0            0            0            0            0            0
4/5/03                          0            0            0            0            0            0            0            0
5/5/03                          0            0            0            0            0            0            0            0
6/5/03                          0            0            0            0            0            0            0            0
7/5/03                          0            0            0            0            0            0            0            0
8/5/03                          0            0            0            0            0            0            0            0
Weighted Average                0.45         0.32         0.26         0.22         1.91         1.27         1.00         0.80
 Life in Years(2)

____________________________________
(1)  The percentages in this table have been rounded to nearest whole number.
(2) The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the note.

           PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                PERCENTAGES(1)

                                 Class A-3 Notes            Class A-4 Notes
                          ---------------------------- --------------------------
Distribution Date           0.0%   1.0%   1.7%   2.5%   0.0%   1.0%   1.7%   2.5%
-------------------       ------- ------ ------ ------ ------ ------ ------ -----
Initial                     100    100    100    100    100    100    100    100
3/5/99                      100    100    100    100    100    100    100    100
4/5/99                      100    100    100    100    100    100    100    100
5/5/99                      100    100    100    100    100    100    100    100
6/5/99                      100    100    100    100    100    100    100    100
7/5/99                      100    100    100    100    100    100    100    100
8/5/99                      100    100    100    100    100    100    100    100
9/5/99                      100    100    100    100    100    100    100    100
10/5/99                     100    100    100    100    100    100    100    100
11/5/99                     100    100    100    100    100    100    100    100
12/5/99                     100    100    100    100    100    100    100    100
1/5/00                      100    100    100    100    100    100    100    100
2/5/00                      100    100    100    100    100    100    100    100
3/5/00                      100    100    100    100    100    100    100    100
4/5/00                      100    100    100    100    100    100    100    100
5/5/00                      100    100    100    100    100    100    100    100
6/5/00                      100    100    100     86    100    100    100    100
7/5/00                      100    100    100     73    100    100    100    100
8/5/00                      100    100    100     59    100    100    100    100
9/5/00                      100    100    100     46    100    100    100    100
10/5/00                     100    100     91     33    100    100    100    100
11/5/00                     100    100     81     20    100    100    100    100
12/5/00                     100    100     70      8    100    100    100    100
1/5/01                      100    100     59      0    100    100    100     97
2/5/01                      100    100     49      0    100    100    100     89
3/5/01                      100     96     39      0    100    100    100     82
4/5/01                      100     87     29      0    100    100    100     74
5/5/01                      100     78     19      0    100    100    100     67
6/5/01                      100     69      9      0    100    100    100     60
7/5/01                      100     60      0      0    100    100    100     54
8/5/01                      100     52      0      0    100    100     94     47
9/5/01                      100     43      0      0    100    100     88     41
10/5/01                     100     34      0      0    100    100     82     35
11/5/01                     100     26      0      0    100    100     77      0
12/5/01                     100     17      0      0    100    100     71      0
1/5/02                       94      9      0      0    100    100     66      0
2/5/02                       85      1      0      0    100    100     61      0
3/5/02                       75      0      0      0    100     95     56      0
4/5/02                       66      0      0      0    100     90     51      0
5/5/02                       57      0      0      0    100     84     46      0
6/5/02                       47      0      0      0    100     79     42      0
7/5/02                       37      0      0      0    100     74     38      0
8/5/02                       27      0      0      0    100     69     34      0
9/5/02                       17      0      0      0    100     64      0      0
10/5/02                       7      0      0      0    100     59      0      0
11/5/02                       0      0      0      0     98     54      0      0
12/5/02                       0      0      0      0     91     49      0      0
1/5/03                        0      0      0      0     84     44      0      0
2/5/03                        0      0      0      0     76     40      0      0
3/5/02                        0      0      0      0     69     35      0      0
4/5/03                        0      0      0      0     62      0      0      0
5/5/03                        0      0      0      0     54      0      0      0
6/5/03                        0      0      0      0     46      0      0      0
7/5/03                        0      0      0      0     38      0      0      0
8/5/03                        0      0      0      0      0      0      0      0
9/5/03                        0      0      0      0      0      0      0      0
10/5/03                       0      0      0      0      0      0      0      0
11/5/03                       0      0      0      0      0      0      0      0
12/5/03                       0      0      0      0      0      0      0      0
1/5/04                        0      0      0      0      0      0      0      0
Weighted Average Life in      3.31   2.52   2.00   1.56   4.23   3.74   3.13   2.42
 Years(2)

____________________________________
(1)  The percentages in this table have been rounded to nearest whole number.
(2) The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the note.

Delinquency and Loan Loss Information

     The following tables set forth information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all Receivables it has purchased and serviced. This information includes the experience with respect to all Receivables in AmeriCredit's portfolio of Receivables serviced during each such period, including Receivables which do not meet the criteria for selection as a Receivable.

                             Delinquency Experience

    Financed Vehicles which have been repossessed but not yet liquidated and bankrupt accounts which have not yet been charged off are both included as delinquent accounts in the table below.

                                                      At December 31,                                   At June 30,
                                   -----------------------------------------------    ----------------------------------------------
                                            1998                     1997                      1998                   1997
                                   -----------------------------------------------    ----------------------------------------------
                                   Number of                 Number of                Number of             Number of
                                   Contracts    Amount       Contracts     Amount     Contracts   Amount    Contracts      Amount
                                   ---------  ---------       ---------     ------     ---------   ------    ---------     --------
Portfolio at end of                280,317   $3,082,420       152,958   $1,599,273     213,549    $2,302,516   112,847   $1,138,255
 period(1)
Period of Delinquency(2)
 31-60 days(3)                      22,240   $  236,082        12,098   $  122,035      12,259    $  126,012     7,684   $   73,197
 61-90 days                          5,449       56,293         2,679       26,259       2,545        25,847     1,901       17,451
 91 days or more                     3,083       31,135         3,680       33,013       3,891        33,328     2,316       18,970
                                  --------   ----------       -------       ------      ------     ---------   -------    ---------
Total Delinquencies                 30,772   $  323,510        18,457   $  181,307      18,695    $  185,187    11,901   $  109,618
Repossessed Assets                   2,675       30,204         2,064       22,012       1,732        18,818     1,491       14,471
                                  --------   ----------       -------       ------      ------     ---------   -------    ---------
 Total Delinquencies and
 Repossessed Assets                 33,447      353,714        20,521      203,319      20,427       204,005    13,392      124,089
                                  ========   ==========       =======      =======      ======     =========   =======    =========
Total Delinquencies as a             10.98%       10.50%        12.07%       11.34%       8.75%         8.04%    10.55%        9.63%
 Percentage of the
 Portfolio
Total Repossessed Assets
 as a Percentage of the
 Portfolio                            0.95%        0.98%         1.35%        1.38%       0.81%         0.82%     1.32%        1.27%
                                  --------   ----------       -------      -------     -------     ---------   -------    ---------
Total Delinquencies and
 Repossessed Assets as a
 Percentage of the
 Portfolio                           11.93%       11.48%        13.42%       12.72%       9.56%         8.86%    11.87%      10.90%
                                  --------    ---------       -------      -------     -------     ---------   -------    --------

____________________________________
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3)  Amounts shown do not include loans which are less than 31 days delinquent.

                             Credit Loss Experience

                                                      Six Months Ended                   Fiscal Year Ended
                                                        December 31,                          June 30,
                                                  -----------------------------      ----------------------------
                                                      1998             1997              1998              1997
                                                  -----------------------------      ----------------------------
Period-End Principal Outstanding(1)               $3,082,420        $1,599,273        $2,302,516        $1,138,255
Average Month-End Amount Outstanding               2,704,874         1,375,614         1,649,416           792,155
 During the Period(1)
Net Charge-Offs(2)                                    65,773            38,073            88,002            43,231
Net Charge-Offs as a Percentage of                       4.3%              4.8%              3.8%              3.8%
 Period-End Principal Outstanding
Net Charge-Offs as a Percent of Average                  4.9%              5.5%              5.3%              5.5%
 Month-End Amount Outstanding

____________________________________
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.